UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 14, 2020

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203)
 968-3000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
 8-K
 filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Common Stock, $1.00 par value	XRX	New York Stock Exchange

Securities registered pursuant to Section 12(g) of the
Act
:
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 21, 2020, Xerox Holdings Corporation (“Xerox Holdings”) reported that Hervé N. Tessler, Executive Vice President of Xerox Holdings and Xerox Corporation (together, the “Company”) and President, EMEA Operations, will retire from his role effective February 28, 2020, based on notice provided on February 14, 2020. As described below, it is expected that Mr. Tessler will separate from employment with the Company and its subsidiary Xerox S.A. (France) on May 17, 2020.
Under the Convention Collective d’Enterprise Xerox S.A.S. du 10 December 2015, a collective bargaining agreement between Xerox S.A. (France) and certain French trade unions that governs Mr. Tessler’s employment with Xerox (“
CBA
”) and his employment agreement, Mr. Tessler will remain employed as a non-executive
employee of the Company during a garden leave period ending on May 17, 2020 (the “
Garden Leave Period
”). During the Garden Leave Period, as required under the CBA, Mr. Tessler will (i) continue to receive his current base salary; (ii) remain eligible to participate in the Company’s standard employee benefit plans; (iii) receive a payout under our annual cash incentive plan for 2019 (“
2019 MIP Payment
”); (iv) continue to vest in outstanding long-term incentive awards in accordance with the applicable plan documents and agreements, provided that Mr. Tessler will not be eligible for any new long-term incentive grants; and (v) remain eligible for financial planning assistance and benefits under his international assignment agreement. Under the CBA, Mr. Tessler is also entitled to: (x) a lump-sum
severance payment equal to the sum of 12 months’ annual base salary plus the 2019 MIP Payment, payable promptly following his separation from employment and (y) benefits continuation for Mr. Tessler and his eligible dependents for up to one year following his separation from employment. In addition, under Mr. Tessler’s current employment contract with respect to his assignment to the UK, he is entitled to receive reimbursement for certain relocation expenses, including gross-up,
for his return to France within 60 days following his separation from employment. It is anticipated that the Company will also enter into a release agreement with Mr. Tessler with terms to be mutually agreed upon.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signatures for each undersigned shall be deemed to relate only to matters having reference to such company and its subsidiaries.

XEROX HOLDINGS CORPORATION

Date: February 21, 2020	By:	/s/ Douglas H. Marshall
Name: Douglas H. Marshall Title: Secretary

XEROX CORPORATION

Date: February 21, 2020	By:	/s/ Douglas H. Marshall
Name: Douglas H. Marshall Title: Secretary

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